June 24, 2019

IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.

(the “Company”)

Wilshire International Equity Fund

Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

Supplement to the Summary Prospectus and Prospectus, each dated April 30, 2019,

with respect to the Wilshire International Equity Fund

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SUMMARY PROSPECTUS OF THE WILSHIRE INTERNATIONAL EQUITY FUND (THE “INTERNATIONAL FUND”) AND IN THE COMPANY’S PROSPECTUS.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Directors (the “Board”).

On May 20, 2019, the Board approved a subadvisory agreement between Wilshire and Lazard Asset Management LLC (“Lazard”), pursuant to which Lazard will serve as a subadviser to the International Fund effective June 28, 2019. Concurrently therewith, the Board also approved a change to the International Fund’s primary benchmark from the MSCI All Country World Index ex U.S. (“MSCI ACWI ex-US”) to the MSCI All Country World Index ex-US Investable Market Index (the “MSCI ACWI ex-US IMI”), effective June 28, 2019.

The Summary Prospectus and Prospectus are supplemented as detailed below.

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The second sentence of the second paragraph under the heading “Principal Investment Strategies” of the Summary Prospectus and the Prospectus of the International Fund is supplemented to include reference to Lazard as follows (emphasis added to denote change).

Each of WCM Investment Management (“WCM”), Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), Pzena Investment Management, LLC (“Pzena”), and Lazard Asset Management LLC (“Lazard”) manage a portion of the International Fund’s portfolio.

The following supplements the information under the heading “Principal Investment Strategies” of the Summary Prospectus and Prospectus of the International Fund.

In managing its portion of the International Fund, Lazard selects securities ranked according to four independent proprietary measures: growth, value, sentiment and quality. Growth potential is measured by looking at the consistency of earnings and sales over the past few years and then by leveraging this data, along with margins, research and development, capital expenditures, cash flow growth and other reported financial metrics to project future growth potential. Valuation is derived by comparing relative book value, cash flow and earnings across companies normalized by industry and region. Sentiment is gauged by looking at relative idiosyncratic price strength, changes in sell-side analysts’ earnings projections and the street’s enthusiasm for the stock. Quality is measured by the strength of a company’s earnings and its ability to grow its earnings organically. Risks are controlled relative to the strategy’s benchmark using a proprietary approach which measures multiple contributors, including beta, capitalization, geographic and sector exposure, style, position size, and company events. Security weights are determined by a combination of a stock’s attractiveness and the risk impact to the Fund’s portfolio.

1

The Average Annual Total Returns presented under the heading “Past Performance” of the Summary Prospectus and Prospectus of the International Fund is amended to include the MSCI All Country World Index ex-US Investable Market Index as set forth below.

Average Annual Total Returns
(periods ended December 31, 2018)
	1 year	5 years	10 years
Investment Class
Return Before Taxes	(12.66)%	0.59%	6.03%
Return After Taxes on Distributions	(13.51)%	0.29%	5.66%
Return After Taxes on Distributions and Sale of Shares	(6.67)%(1)	0.48%	4.89%
Institutional Class
Return Before Taxes	(12.39)%	0.85%	6.29%
MSCI All Country World Index ex-US Investable Market Index(2)
(reflects no deduction for fees, expenses and taxes)	(14.76)%	0.85%	6.97%
MSCI All Country World Index ex US(2)
(reflects no deduction for fees, expenses and taxes)	(14.20)%	0.68%	6.57%

(1)	In certain cases the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(2)	This table compares the International Fund’s average annual total returns for the period ended December 31, 2018 to those of the MSCI All Country World Index ex-US Investable Market Index and the MSCI All Country World Index ex US. Effective June 28, 2019, the International Fund’s benchmark changed from the MSCI All Country World Index ex US to the MSCI All Country World Index ex-US Investable Market Index based upon the Adviser’s determination that the MSCI All Country World Index ex-US Investable Market Index more closely aligns with the investment strategy of the International Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their International Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

The following supplements the information under the sub-heading “Subadvisers and Portfolio Managers” under the heading “Management” of the Summary Prospectus and Prospectus of the International Fund.

Lazard

Paul Moghtader is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Moghtader has been with Lazard since 2007 and has served as Portfolio Manager of the International Fund since June 2019.

2

Taras Ivanenko is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Ivanenko has been with Lazard since 2007 and has served as Portfolio Manager of the International Fund since June 2019.

Alex Lai is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Lai has been with Lazard since 2008 and has served as Portfolio Manager of the International Fund since June 2019.

Jason Williams is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Williams has been with Lazard since 2008 and has served as Portfolio Manager of the International Fund since June 2019.

Susanne Willumsen is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Ms. Willumsen has been with Lazard since 2008 and has served as Portfolio Manager of the International Fund since June 2019.

The second paragraph under the sub-heading “The International Fund” under the heading “More Information About Investments and Risks” in the Prospectus is replaced with the following:

Currently, Wilshire has retained Pzena, WCM, Los Angeles Capital, and Lazard to manage the International Fund. The basic philosophy of each subadviser is described below.

The following supplements the information under the sub-heading “The International Fund” under the heading “More Information About Investments and Risks” in the Prospectus:

Lazard

Lazard serves as a subadviser to a portion of the International Fund.

The Lazard strategy seeks to outperform the MSCI All Country World Index ex US Small Cap Index. Lazard relies on a core, bottom-up approach. Stocks are selected for Lazard’s portion of the portfolio from an investment universe of approximately 7,000 developed and emerging-market stocks using an active, quantitatively based investment process that evaluates each company on a daily basis relative to global peers. Each company in the investable universe is measured daily in terms of its growth potential, valuation, market sentiment and financial quality. Portfolio risks are managed independently by maintaining exposures that are similar to the benchmark including region, industry, country and beta.

The second sentence in the second paragraph under the sub-heading “Investment Subadvisers” under the heading “Management of the Portfolios” in the Prospectus is revised as follows:

A discussion regarding the basis for the Board’s approval of each subadvisory agreement is available in the Company’s annual report to shareholders dated December 31, 2018, with the exception of the discussion regarding the basis for the Board’s approval of the subadvisor agreement with Lazard, which will be available in the Company’s semi-annual report to shareholders dated June 30, 2019.

The following supplements the information under the sub-heading “Investment Subadvisers” under the heading “Management of the Portfolios” in the Prospectus:

Lazard

Wilshire entered into a subadvisory agreement with Lazard, effective June 28, 2019, to manage a portion of the International Fund, subject to the supervision of Wilshire and the Board. Lazard is located at 30 Rockefeller Plaza, New York, NY 10112. Lazard, a Delaware limited liability company, is a registered investment advisor and wholly owned subsidiary of Lazard Frères & Co. LLC (“LF&Co”), a New York limited liability company with one member, Lazard Group, LLC (“Lazard Group”) which is a Delaware limited liability company. Interests of Lazard Group are indirectly held by Lazard Ltd, a Bermuda corporation whose shares are publicly traded on the New York Stock Exchange (“NYSE”) under the symbol “LAZ.” As of December 31, 2018, Lazard managed approximately $140.2 billion in regulatory assets under management. Lazard’s investment team consists of Paul Moghtader, Taras Ivanenko, Alex Lai, Jason Williams and Susanne Willumsen.

3

Paul Moghtader, a Managing Director of Lazard, is a Portfolio Manager/Analyst on various of the Global Advantage portfolio management teams. Prior to joining Lazard in 2007, Mr. Moghtader was Head of the Global Active Equity Group and a Senior Portfolio Manager at State Street Global Advisors (“SSGA”). Mr. Moghtader began his career at Dain Bosworth as a research assistant when he began working in the investment field in 1992. Mr. Moghtader is a Chartered Financial Analyst (“CFA”) Charterholder.

Taras Ivanenko, a Director of Lazard, is a Portfolio Manager/Analyst on various of the Global Advantage portfolio management teams. Prior to joining Lazard in 2007, Mr. Ivanenko was a Senior Portfolio Manager in the Global Active Equity group at SSGA. Mr. Ivanenko began working in the investment field in 1995 and is a CFA Charterholder.

Alex Lai, a Director of Lazard, is a Portfolio Manager/Analyst on various of the Global Advantage portfolio management teams. Prior to joining Lazard in 2008, Mr. Lai was a Vice President and Quantitative Portfolio Manager in the Global Active Equity group at SSGA. Mr. Lai began working in the investment field in 2002 and is a CFA Charterholder.

Jason Williams, a Director of Lazard, is a Portfolio Manager/Analyst on various of the Global Advantage portfolio management teams. Prior to joining Lazard in 2008, Mr. Williams was a Quantitative Portfolio Manager in the Pan European Active Equities group at SSGA. Mr. Williams began working in the investment field in 2001 and is a CFA Charterholder.

Susanne Willumsen, a Managing Director of Lazard, is a Portfolio Manager/Analyst on various of the Global Advantage portfolio management teams. Prior to joining Lazard in 2008, Ms. Willumsen was Managing Director, Head of Active Equities Europe at SSGA. Ms. Willumsen began working in the investment field in 1993.

*****

If you have any questions regarding the International Fund or any series of the Company,

please call (866) 591-1568.

Investors Should Retain this Supplement for Future Reference.

4

June 24, 2019

IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.

(the “Company”)

Wilshire International Equity Fund

Investment Class Shares (WLCTX)

Institutional Class Shares (WLTTX)

Supplement to the Statement of Additional Information (“SAI”) dated April 30, 2019

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SAI OF THE COMPANY.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Directors (the “Board”).

On May 20, 2019, the Board approved a subadvisory agreement between Wilshire and Lazard Asset Management LLC (“Lazard”), pursuant to which Lazard will serve as a subadviser to the Wilshire International Equity Fund (the “International Fund”) effective June 28, 2019.

The SAI is supplemented as detailed below.

*****

The third sentence in the paragraph under the heading “The Portfolios” in the SAI is supplemented to include reference to Lazard Asset Management LLC (“Lazard”).

The risks disclosure under the heading “Investment Policies and Risks” in the SAI is supplement to include Greater China and China A-Shares Risk stated below.

Greater China and China A-Shares Risk. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Additionally, developing countries, such as those in Greater China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing; tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. China A-shares listed and traded through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program ("Stock Connect"), mutual market access programs designed to, among other things, enable foreign investment in the People's Republic of China ("PRC") via brokers in Hong Kong, are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Because Stock Connect is in its initial stages, developments are likely, which may restrict or otherwise affect the Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the underdeveloped state of the PRC's investment and banking systems in general.

The next-to-the-last paragraph under the sub-heading “Investment Adviser and Subadvisers” under the heading “Investment Advisory and Other Services” in the SAI is replaced with the following:

Pursuant to subadvisory agreements with Wilshire dated December 23, 2004 (as amended June 4, 2018), November 1, 2013, April 1, 2002 (as amended May 16, 2014), and June 28, 2019, respectively, Pzena, WCM, Los Angeles Capital, and Lazard each manage a portion of the International Fund.

The third paragraph under the sub-heading “Investment Subadvisory Agreements and Fees” under the heading “Investment Advisory and Other Services” in the SAI is supplemented with the following sentence:

The Subadvisory Agreement with Lazard was approved for the period ending August 31, 2020.

The following supplements the information under the sub-heading “Portfolio Managers” under the heading “Investment Advisory and Other Services” in the SAI:

Lazard

Paul Moghtader, Taras Ivanenko, Alex Lai, Jason Williams, and Susanne Willumsen manage Lazard’s portion of the International Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of May 31, 2019.

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Paul Moghtader
Registered Investment Companies	12	$4,363	0	$0
Other Pooled Investment Vehicles	21	$1,933	0	$0
Other Accounts	40	$9,623	6	$6,472
Taras Ivanenko
Registered Investment Companies	12	$4,363	0	$0
Other Pooled Investment Vehicles	21	$1,933	0	$0
Other Accounts	40	$9,623	6	$6,472
Alex Lai
Registered Investment Companies	12	$4,363	0	$0
Other Pooled Investment Vehicles	21	$1,933	0	$0
Other Accounts	40	$9,623	6	$6,472
Jason Williams
Registered Investment Companies	12	$4,363	0	$0
Other Pooled Investment Vehicles	21	$1,933	0	$0
Other Accounts	40	$9,623	6	$6,472
Susanne Willumsen
Registered Investment Companies	12	$4,363	0	$0
Other Pooled Investment Vehicles	21	$1,933	0	$0
Other Accounts	40	$9,623	6	$6,472

Conflicts of Interest

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the International Fund (“the Fund) may invest or that may pursue a strategy similar to the Fund's investment strategies implemented by Lazard (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, the Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. Most of the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.

5. Certain portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.

6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Similar Accounts' investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests "long" in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

8. Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Compensation

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

As of May 31, 2019, Paul Moghtader, Taras Ivanenko, Alex Lai, Jason Williams, and Susanne Willumsen did not own any shares of the International Fund.

The following supplements the information under “Appendix A – Proxy Voting Policies” to the SAI:

Lazard

Proxy Voting Summary

Introduction

Lazard Asset Management LLC (Lazard) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of our clients. Lazard’s Proxy Voting Policy has been developed with the goal of maximizing the long term shareholder value. Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Our policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. The Policy is also designed to address potential material conflicts of interest associated with proxy voting, and does so principally in setting approved guidelines for various common proposals.

Proxy Operations Department

Lazard’s proxy voting process is administered by members of its Operations Department (Proxy Administration Team). Oversight of the process is provided by Lazard’s Legal/Compliance Department and Lazard’s Proxy Committee (Proxy Committee).

Proxy Committee

Lazard’s Proxy Committee is comprised of senior investment professionals, members of the Legal/Compliance Department and other Lazard personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as needed.

Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services, Inc. (ISS) and by Glass, Lewis & Co. (Glass Lewis). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s investment professionals are ultimately responsible for providing the vote recommendation for a given non-routine proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with the Policy. ISS also provides administrative services related to proxy voting such as a web-based platform for proxy voting, ballot processing, recordkeeping and reporting.

Voting Process

Lazard votes on behalf of our clients according to proxy voting guidelines approved by the Proxy Committee (Approved Guidelines). The Approved Guidelines determine whether a specific agenda item should be voted ‘For,’ ‘Against,’ or is to be considered on a case-by case basis. The Proxy Administration Team ensures that investment professionals responsible for proxy voting are aware of the Approved Guidelines for each proposal. Voting on a proposal in a manner that is inconsistent with an Approved Guideline requires the approval of the Proxy Committee.

With respect to proposals to be voted on a case-by-case basis, the Proxy Administration Team will consult with relevant investment professionals prior to determining how to vote on a proposal. Lazard generally will treat proxy votes and voting intentions as confidential in the period before votes have been cast, and for appropriate time periods thereafter.

Conflicts of Interest

Meetings that pose a potential material conflict of interest for Lazard are voted in accordance with Approved Guidelines. Where the Approved Guideline is to vote on a case-by-case basis, Lazard will vote in accordance with the majority recommendation of the independent proxy services. Potential material conflicts of interest include:

Lazard manages the company’s pension plan;

The proponent of a shareholder proposal is a Lazard client;

An employee of Lazard (or an affiliate) sits on a company’s board of directors;

An affiliate of Lazard serves as financial advisor or provides other services to the company; or

A Lazard employee has a material relationship with the company.

“Conflict Meetings” are voted in accordance with the Lazard Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

Voting Exceptions

It is Lazard’s intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in our view, in the best interests of our clients. Lazard does not generally vote proxies for securities loaned by clients through a custodian’s stock lending program.

Environmental, Social and Corporate Governance

Lazard has an Environmental, Social and Corporate Governance (ESG) Policy, which outlines our approach to ESG and how our investment professionals take ESG issues into account as a part of the investment process. We recognize that ESG issues can affect the valuation of the companies that we invest in on our clients’ behalf. As a result, we take these factors into consideration when voting, and, consistent with our fiduciary duty, vote proposals in a way we believe will increase shareholder value.

*****

If you have any questions regarding the International Fund or any series of the Company,

please call (866) 591-1568.

Investors Should Retain this Supplement for Future Reference.